CUSIP No. 152418109                                          Page 23 of 24 Pages


                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:    February 4, 2002


                    -----------------------------------------------------------
                     FINANCIAL EDGE FUND, L.P.

                     By:   PL CAPITAL, LLC
                           General Partner

                     By:   /s/ John Palmer      /s/ Richard Lashley
                           John Palmer          Richard Lashley
                           Managing Member      Managing Member

                     -----------------------------------------------------------
                     FINANCIAL EDGE-STRATEGIC FUND, L.P.

                     By:   PL CAPITAL, LLC
                           General Partner

                     By:   /s/ John Palmer      /s/ Richard Lashley
                           John Palmer          Richard Lashley
                           Managing Member      Managing Member

                     -----------------------------------------------------------
                     PL CAPITAL, LLC

                     By:   /s/ John Palmer      /s/ Richard Lashley
                           John Palmer          Richard Lashley
                           Managing Member      Managing Member

                     -----------------------------------------------------------
                     GOODBODY/PL CAPITAL, L.P.

                     By:   GOODBODY/PL CAPITAL, LLC
                           General Partner

                     By:/s/John Palmer  /s/ Richard Lashley /s/ Garrett Goodbody
                        John Palmer     Richard Lashley     Garrett Goodbody
                        Managing Member Managing Member     Managing Member

                     -----------------------------------------------------------

CUSIP No. 152418109                                          Page 24 of 24 Pages



                     -----------------------------------------------------------
                     GOODBODY/PL CAPITAL, LLC

                     By:/s/ John Palmer /s/ Richard Lashley /s/ Garrett Goodbody
                        John Palmer     Richard Lashley     Garrett Goodbody
                        Managing Member Managing Member     Managing Member

                     -----------------------------------------------------------
                     ARCHIMEDES OVERSEAS, LTD

                     By:   GOODBODY/PL CAPITAL, LLC

                     By:/s/ John Palmer /s/ Richard Lashley /s/ Garrett Goodbody
                        John Palmer     Richard Lashley     Garrett Goodbody
                        Managing Member Managing Member     Managing Member

                     -----------------------------------------------------------


---------------------------------

By: /s/ John Palmer
     John Palmer

---------------------------------

By: /s/ Richard Lashley
     Richard Lashley

---------------------------------

By: /s/ Garrett Goodbody
     Garrett Goodbody

---------------------------------

By: /s/ Richard Fates
     Richard Fates

---------------------------------